UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      May 23, 2016

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD is an updated Investor Presentation dated May 20, 2016. In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits.

99.1        Investor Presentation dated May 20, 2016.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2016	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Investor Presentation dated May 20, 2016